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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2003


                          ALEXION PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               0-27756                                     13-3648318
     (Commission File Number)                  (IRS Employer Identification No.)


                                352 Knotter Drive
                               Cheshire, CT 06410
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (203) 272-2596


                                      None
         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits

             99.1. Press Release of Alexion Pharmaceuticals, Inc. (the "Company") issued on August 4, 2003 announcing preliminary results of its Phase III PRIMO-CABG Trial.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 4, 2003, the Company announced preliminary results of its Phase III PRIMO-CABG Trial. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Alexion Pharmaceuticals, Inc.

                                                  /s/ Leonard Bell
                                                  -----------------------
                                                  By: Leonard Bell
                                                  Title: Chief Executive Officer

Dated: August 4, 2003